UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2008

CATERPILLAR FINANCIAL FUNDING CORPORATION
(Depositor of Caterpillar Financial Asset Trust 2008-A)

CATERPILLAR FINANCIAL ASSET TRUST 2008-A
(Exact name of issuing entity as specified in its charter)

Delaware	333-145491-02	88-0342613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Caterpillar Financial Funding Corporation, as Depositor Greenview Plaza 4040 South Eastern Avenue, Suite 344 Las Vegas, Nevada	89119
(Address of principal executive office)	(Zip Code)

(702) 735-2514
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                                Financial Statements and Exhibits.

(a)           Financial Statements - Not Applicable

(b)           Pro Forma Financial Information - Not Applicable

(c)           Shell Company transaction - Not Applicable

(d)	Exhibits. The following execution copies of Exhibits to the Form S-3 Registration Statement (333-145491) of Caterpillar Financial Funding Corporation are hereby filed:

Exhibit Number	Exhibit
1.1
Underwriting Agreement, dated April 22, 2008, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation and Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner, & Smith Incorporated, as representatives of the several underwriters.

4.1	Indenture, dated as of April 1, 2008, between Caterpillar Financial Asset Trust 2008-A and U.S. Bank National Association, as Indenture Trustee.
4.2	Amended and Restated Trust Agreement, dated as of April 29, 2008, between Caterpillar Financial Funding Corporation and BNYM (Delaware), as Owner Trustee.
4.3
Sale and Servicing Agreement, dated as of April 1, 2008, among Caterpillar Financial Asset Trust 2008-A, as Issuing Entity, Caterpillar Financial Funding Corporation, as Depositor, and Caterpillar Financial Services Corporation, as Servicer.

10.1	Purchase Agreement, dated as of April 1, 2008, between Caterpillar Financial Funding Corporation, as Depositor, and Caterpillar Financial Services Corporation, as Seller.
10.2
Administration Agreement, dated as of April 1, 2008, among Caterpillar Financial Asset Trust 2008-A, Caterpillar Financial Services Corporation, as Administrator, Caterpillar Financial Funding Corporation, as Depositor, and U.S. Bank National Association, as Indenture Trustee.

99.1
ISDA Master Agreement including the ISDA Schedule and the Credit Support Annex to the ISDA Master Agreement, each dated as of April 29, 2008 between Barclays Bank PLC., as Party A, and Caterpillar Financial Asset Trust 2008-A, as Party B; and the Swap Confirmation, dated April 29, 2008, between Barclays Bank PLC and Caterpillar Financial Asset Trust 2008-A, with respect to the Class A-2b Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2008	CATERPILLAR FINANCIAL ASSET TRUST 2008-A
                                By: Caterpillar Financial Funding Corporation, as Depositor

                                By:      /s/ David A. Kacynski
                                Name:  David A. Kacynski
                                Title:    Treasurer